UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 5, 2011

FRIENDFINDER NETWORKS INC.

 (Exact Name of Registrant as Specified in Its Charter)

Nevada	001-34622	13-3750988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 Broken Sound Parkway, Suite 200 Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

(561) 912-7000

 (Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.

OTHER EVENTS

On July 6, 2011, FriendFinder Networks Inc. (the “Company”) entered into a Settlement Agreement in connection with its previously disclosed litigation with Broadstream Capital Partners, Inc. (“Broadstream”). A copy of the Settlement Agreement is attached to this report as Exhibit 99.1. Also attached to this report as Exhibit 99.2 is the press release, dated July 7, 2011, announcing the Company’s entry into the Settlement Agreement.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Settlement Agreement, dated July 5, 2011, by and among Broadstream Capital Partners, et al., and FriendFinder Networks Inc., et al.
99.2	Press Release of FriendFinder Networks Inc., dated July 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2011

FRIENDFINDER NETWORKS INC.

By: /s/ Ezra Shashoua

Name: Ezra Shashoua

Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Settlement Agreement, dated July 5, 2011, by and among Broadstream Capital Partners, et al., and FriendFinder Networks Inc., et al.
99.2	Press Release of FriendFinder Networks Inc., dated July 7, 2011